EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is entered into and effective as of November __, 2012 by and among VistaGen Therapeutics, Inc., a Nevada corporation (the “Company”), and the person whose signature appears on the signature page attached hereto (the “Investor”).

RECITALS

WHEREAS, under the terms of that certain Convertible Note and Warrant Purchase Agreement, dated as of February 28, 2012 (the “Note Purchase Agreement”), Investor was issued (i) a Convertible Promissory Note (“Note”), the principal balance of which, together with accrued interest thereon as of the date of this Agreement (the “Outstanding Balance”), is set forth opposite the Investor’s signature on the signature page attached hereto; and (ii) a warrant (“Warrant”) to purchase shares of the Company’s common stock, (“Common Stock”) (the “Warrant Shares”) at an exercise price of $2.75 per share;

WHEREAS, in connection with the issuance of the Note and Warrant, the Investor and the Company executed a Registration Rights Agreement, dated as of February 28, 2012 (the “Registration Rights Agreement”), pursuant to which the Company agreed to register the Warrant Shares and the shares of Common Stock issuable upon conversion of the Note (“Conversion Shares”), under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the Company is currently engaged in a private offering of up to 6.0 million units (each an “Unit” and collectively the “Units”), at a purchase price of $0.50 per Unit (the “Unit Purchase Price”), with each Unit consisting of one share of Common Stock and a warrant to purchase one-half of one share of Common Stock at an exercise price of $1.50 per share (the “Unit Offering”); and

WHEREAS, the Company and the Investor desire to (i) exchange the Note for Units in connection with the Unit Offering (the “Exchange”); (ii) reduce the exercise price of the Warrant from $2.75 per share to $1.50 per share; and (ii) terminate the Registration Rights Agreement, each on the terms and conditions set forth herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby agreed and acknowledged, the parties hereby agree as follows:

AGREEMENT

1.	Note Exchange.

1.1  In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, Investor agrees to surrender, terminate and exchange the Note for that number of Units equal to the product obtained in accordance with the following calculation:

Number of Units	=	Outstanding Balance x 1.25/the Unit Purchase Price

1.2  On the effective date of this Agreement (the “Exchange Date”) Investor shall deliver to the Company an executed Note Exchange Subscription Agreement, in the form attached hereto as Exhibit A (“Note Exchange Subscription Agreement”), for that number of Units calculated in accordance with Section 1.1 above.  Within ten (10) business days of the Exchange Date, Investor shall deliver to the Company for cancellation the Note held by Investor, or an indemnification with respect to such Note in the event of the loss, theft or destruction of the Note.

2. Reduced Exercise Price of Warrant.  As of the Exchange Date, the exercise price of the Warrant shall be reduced from $2.75 per share issuable upon exercise of the Warrant to $1.50 per share.

3. Issuance of Units.  Upon receipt of (i) this Agreement, (ii) the executed Note Exchange Subscription Agreement, and (iii) the cancelled Note held by Investor, the Company shall promptly provide its transfer agent with irrevocable instructions to issue that number of shares of Common Stock issuable to Investor in connection with the Unit Offering resulting from the Exchange.

4. Termination of Registration Rights Agreement.  The parties agree to terminate the Registration Rights Agreement, effective upon execution of this Agreement.  The parties agree and acknowledge that, as a result of the foregoing, the Registration Rights Agreement shall be of no further force and effect, and the Company shall be forever released from any and all liability with respect to the failure by the Company to register the Conversion Shares issuable upon conversion of the Note or shares issuable upon exercise of the Warrant, as the case may be.

5. Representations, Warranties and Covenants of the Investor. The Investor hereby makes the following representations and warranties to the Company, and covenants for the benefit of the Company:

5.1  If an Investor is an entity, such Investor is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

5.2  This Agreement has been duly authorized, validly executed and delivered by Investor and is a valid and binding agreement and obligation of Investor enforceable against such Investor in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and each Investor has full power and authority to execute and deliver the Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder.

5.3  Investor owns and holds, beneficially and of record, the entire right, title, and interest in and to the Note and Warrant free and clear of all rights and Encumbrances (as defined below). Investor has full power and authority to transfer and dispose of the Note free and clear of any right or Encumbrance other than restrictions under the Securities Act and applicable state securities laws.  Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal, or other right of any person to acquire all or any of the Note.  Additionally, Investor holds the entire right to and interest in the Registration Rights Agreement and has full power and authority to forfeit any and all rights under the Registration Rights Agreement, free and clear of any Encumbrances. “Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

6.  Representations, Warranties and Covenants of the Company.  The Company represents and warrants to Investor, and covenants for the benefit of Investor, as follows:

6.1  This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and the Company has full power and authority to execute and deliver the Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

6.2  The delivery and issuance of the Units in accordance with the terms of and in reliance on the accuracy of Investor’s representations and warranties set forth in this Agreement and in the Note Exchange Subscription Agreement will be exempt from the registration requirements of the Securities Act.

6.3  No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement.

6.4  The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and delivery of the Units hereunder. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Units.

7. Governing Law; Consent to Jurisdiction.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.  Each of the parties consents to the exclusive jurisdiction of the Federal District Court for the Northern District of California in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdiction.  Each party waives its right to a trial by jury.  Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein.  Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

8. Entire Agreement.  This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein.  This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.

9. Counterparts.  This Agreement may be executed by facsimile or electronic signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

VISTAGEN THERAPEUTICS, INC.
By: /s/ Shawn K. Singh Shawn K. Singh Chief Executive Officer
OUTSTANDING BALANCE $________	INVESTOR:
By: __________ Name: Title:

[Signature Sheet to EXCHANGE AGREEMENT]

EXHIBIT A
FORM OF NOTE EXCHANGE SUBSCRIPTION AGREEMENT

UNITS

TO:  VistaGen Therapeutics, Inc. (the “Corporation”)
RE:  Note exchange for Units of VistaGen Therapeutics, Inc.

Instructions:
Complete and sign this Note Exchange Subscription Agreement (“Subscription Agreement”). Please be sure to initial the appropriate “accredited investor” category in Box C.

A completed and originally executed copy of, and the other documents required to be delivered with, this Subscription Agreement, must be delivered to the following address:

Shawn K. Singh, JD
Chief Executive Officer
VistaGen Therapeutics, Inc.
384 Oyster Point Blvd., No. 8
South San Francisco, CA 94080
(650) 244-9990 ext. 224
ssingh@vistagen.com

1. The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from the Corporation the number of units of the Corporation (“Units”) at the price and for the aggregate consideration set forth in Box A of Section 6 below (the “Subscription Price”).  Each Unit will consist of one share of Common Stock (a “Share”) and a warrant to purchase one-half of one share of Common Stock (each warrant to purchase shares of Common Stock, a “Warrant”).  The Subscriber acknowledges that this Subscription Agreement is subject to acceptance by the Corporation.  The Corporation may also accept this Subscription Agreement in part.  The Subscriber agrees that if this Subscription Agreement is not accepted in full, any funds related to the portion of this Subscription Agreement not accepted will be returned to the undersigned, without interest.

2.
By executing this Subscription Agreement, the Subscriber represents, warrants and covenants (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom it is contracting hereunder) to the Corporation (and acknowledges that the Corporation is relying thereon) that:

(a)	it is authorized to consummate the purchase of the Units;
(b)
it understands that the Shares, the Warrants and the Shares issuable upon exercise of the Warrants (collectively, the “Securities”) have not been and will not be registered under the Securities Act of 1933 (the “Securities Act”), or any applicable state securities laws, and that the offer and sale of Shares and Warrants to it is being made in reliance on a private placement exemption available under Section 4(2) of the Securities Act and Rule 506 of Regulation D under the Securities Act (“Regulation D”) to accredited investors (“Accredited Investors”), as defined in Rule 501(a) of Regulation D;

(c)
it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Units and is able to bear the economic risks of, and withstand the complete loss of, such investment;

(d)
it is an Accredited Investor acquiring the Units for its own account or, if the Units are to be purchased for one or more accounts (“Investor Accounts”) with respect to whom it is exercising sole investment discretion, each such investor account is an Accredited Investor on a like basis.  In each case, the undersigned has completed Box C of Section 6 to indicate under which category of Rule 501(a) the investor qualifies as an Accredited Investor;

(e)
it is not acquiring the Units with a view to any resale, distribution or other disposition of the Units in violation of federal or applicable state securities laws, and, in particular, it has no intention to distribute either directly or indirectly any of the Units in the U.S. or to U.S. persons; provided, however, that the holder may sell or otherwise dispose of any of the Units pursuant to registration thereof under the Securities Act and any applicable state securities laws or pursuant to an exemption from such registration requirements;

(f)
in the case of the purchase by the Subscriber of the Units as agent or trustee for any other person, the Subscriber has due and proper authority to act as agent or trustee for and on behalf of such beneficial purchaser in connection with the transactions contemplated hereby;

(g)
it is not purchasing the Units as a result of any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(h)
it understands that the Securities are “restricted securities” as defined in Rule 144(a)(3) under the Securities Act and agrees that if it decides to offer, sell or otherwise transfer the Securities, such Securities may be offered, sold or otherwise transferred only (A) to the Corporation, (B) outside the U.S. in accordance with Rule 904 of Regulation S under the Securities Act, (C) within the U.S. or to or for the account or benefit of a U.S. Person in accordance with an exemption from the registration requirements of the Securities Act and all applicable state securities laws, (D) in a transaction that does not require registration under the Securities Act or any applicable U.S. state securities laws or (E) pursuant to an effective registration statement under the Securities Act, and in each case in accordance with any applicable state securities laws in the U.S. or securities laws of any other applicable jurisdiction; provided that with respect to sales or transfers under clauses (C) or (D), only if the holder has furnished to the Corporation a written opinion of counsel, reasonably satisfactory to the Corporation, prior to such sale or transfer;

(i)
it has been independently advised as to the applicable holding period and resale restrictions with respect to trading imposed in respect of the Securities, by securities legislation in the jurisdiction in which it resides or to which it is otherwise subject, and confirms that no representation has been made respecting the applicable holding periods for the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the undersigned may not be able to resell the Securities except in accordance with applicable securities legislation and regulations;

(j)	no person has made to the Subscriber any written or oral representations:
i.	that any person will resell or repurchase any of the Securities;
   ii.    that any person will refund the purchase price of the Securities; or
   iii.   as to the future price or value of any of the Securities;

(k)	it understands and acknowledges that certificates representing the Shares and the Warrants shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “Securities Act”), OR UNDER ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION, THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE U.S. IN ACCORDANCE WITH REGULATION S UNDER THE Securities Act, (C) IN COMPLIANCE WITH an exemption from the registration requirements of the securities act and in accordance with applicable state securities laws, (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. Securities Act OR ANY APPLICABLE STATE SECURITIES LAWS, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN THE CASE OF (C) AND (D), THE SELLER FURNISHES TO THE CORPORATION A written OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.”

(l)
it consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer set forth and described herein;

(m)	the office or other address of the undersigned at which the undersigned received and accepted the offer to purchase the Units is the address listed in Box B of Section 6 below;

(n)
if required by applicable securities laws, regulations, rule or order or by any securities commission, stock exchange or other regulatory authority, it will execute, deliver and file, within the approved time periods, all documentation as may be required thereunder, and otherwise assist the Corporation in filing reports, questionnaires, undertakings and other documents with respect to the issuance of the Units;

(o)	this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber; and
(p)	it is not an affiliate (as defined in Rule 144 under the Securities Act) of the Corporation and is not acting on behalf of an affiliate of the Corporation.

3. The Subscriber acknowledges that the representations and warranties and agreements contained herein are made by it with the intention that they may be relied upon by the Corporation and its legal counsel in determining its eligibility or, if applicable, the eligibility of others on whose behalf it is contracting hereunder, to purchase the Units.  The Subscriber further agrees that by accepting delivery of the Units or by having its agent accept delivery of the Units on its behalf, it shall be representing and warranting that the representations, warranties, acknowledgements and agreements contained herein are true and correct as at the time of accepting delivery of the Units with the same force and effect as if they had been made by the Subscriber at such time and that the representations and warranties shall survive the purchase by the Subscriber of the Units and shall continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of the Units.  The Corporation and its directors, officers, employees, shareholders and its legal counsel shall be entitled to rely on the representations and warranties of the Subscriber contained in this subscription agreement, and the Subscriber shall indemnify and hold harmless the Corporation, its legal counsel for any loss, costs or damages any of them may suffer as a result of any misrepresentations or any breach or failure to comply with any agreement herein.

4. The contract arising out of the acceptance of this subscription by the Corporation shall be governed by and construed in accordance with the laws of the State of California and represents the entire agreement of the parties hereto relating to the subject matter hereof.

5. The Corporation shall be entitled to rely on delivery of a facsimile copy of this Subscription Agreement, and acceptance by the Corporation of a facsimile copy of this Subscription Agreement shall create a legal, valid and binding agreement among the undersigned and the Corporation in accordance with the terms hereof.

6.	NOTE EXCHANGE AND UNIT SUBSCRIPTION PARTICULARS

BOX A Original Note Amount: Accrued Interest through November ____ 2012: Outstanding Balance: Conversion Premium: Total Subscription Price: Number of Units subscribed for at $0.50 per Unit:

BOX B Subscriber Information
Name
Street Address
Street Address (2)
City and State
Zip Code
Contact Name

Phone Number
Fax No. / E-mail Address

BOX C

Accredited Investor Status

The Subscriber represents and warrants that it is an “accredited investor”, as defined in Rule 501(a) under the Securities Act, by virtue of satisfying one or more of the categories indicated below (please write your initials on the line next to each applicable category):

_____	Category 1.
    A bank, as defined in section 3(a)(2) of the Securities Act.

A savings and loan association or other institution, as defined in section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

A broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

An insurance company as defined in section 2(a)(13) of the Securities Act.

An investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

A Small Business Investment Corporation licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____	Category 2.	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.
_____	Category 3.
An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.

_____	Category 4.	A director or executive officer of the Corporation.
_____	Category 5.
A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of this purchase exceeds $1,000,000, excluding the value of the person’s primary residence, if any.

_____	Category 6.
A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_____	Category 7.
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the U.S. Securities Act.

_____	Category 8.	An entity in which each of the equity owners is an accredited investor.

A certified check or bank draft in the amount of the Subscription Price as set forth in Box A of Section 6 above, accompanies this Subscription Agreement.

SIGNATURE OF SUBSCRIBER

Signature of Subscriber (on its own behalf and, if applicable, on behalf of each person for whom it is contracting hereunder):

(Name of Subscriber)

(Authorized Signature)

(Name and Official Capacity, if applicable)

ACCEPTANCE BY THE CORPORATION

The Corporation hereby accepts the above subscription as of this ____ day of November, 2012.

VistaGen Therapeutics, Inc.

Shawn K. Singh, JD Chief Executive Officer

[Signature Sheet to NOTE EXCHANGE SUBSCRIPTION AGREEMENT]